PowerFleet®

# Investor Day

June 14, 2022





PowerFleet®

# Reimagined

## The Data Driven SaaS IoT Company

Investor Day
June 14, 2022

# Agenda

- PowerFleet overview
- Product, software and AI data solutions strategy
- Go To Market and commercial strategy
- Israel Innovation Center
- Business improvement plan
- Q&A



# Company Overview

- PowerFleet was founded in 1993 (ID Systems) and is headquartered in Woodcliff Lake, NJ with offices in Israel, Germany, South Africa, United Kingdom, Brazil, Mexico and Argentina.
- PowerFleet is a global SaaS leader in providing mission critical data insights and visibility to Mobile Asset Operations through Seamless Transportation Supply Chain Technologies focused on Logistics, Industrial, Fleet and Connected Car solutions.
- A pioneer in the telematics IoT industry, PowerFleet has 595.000 global subscribers with strategic 20-year relationships with some of the most well-known brands in the world.

# A true global presence with strong Foundations

**750**
Employees

**8,000**
Enterprise Customers

**595,000**
Subscribers

**126.2m**
2021 Revenue



UK
Germany
Woodcliff Lake, NJ (HQ)
Texas
Florida
Israel
Mexico City
Brazil
Argentina
South Africa

**14.6%**
Q1 2022 YoY Growth

**65%**
2021 Recurring Revenue

**64%**
2021 Service GM

# Investment overview

- PowerFleet has world class Saas IoT solutions that are ready to fuel immediate growth in the North America and European markets representing a significant upside opportunity.
- PowerFleet is shifting from core telematics to move up the IoT chain and provide data and AI powered solutions and business insights in a one-stop-shop model for all asset types in a customer's estate.
- The global market for IoT is exploding and experiencing >20% CAGR.
- PowerFleet has significant room for margin and profit expansion with full integration of acquired companies and rationalization of technology.
- 8,000 enterprise customers around the world with high customer satisfaction and low churn (93% renewal) provide expansive opportunity for ARPU and wallet share.

# Key Investment Highlights & Considerations

PowerFleet has a solid global customer base with long relationships with the likes of Walmart, Ford, Avis and Amazon. There is also a strong and growing customer base in Mexico, Israel and South America.

The SaaS IoT space for fleet vehicles, logistics and assets is exploding, with a growth rate of 15% for a total addressable market of $76 billion (1).

PowerFleet's Pointer has a 40% market share in Israel, one of the most advanced and challenging connected car markets in the world. The solutions developed and proven in Israel can generate additional high margin growth in North America, Europe and the Middle East.


01
Powerful Untapped IP
02
Growth Market
03
Customer Base
04
Leadership
05
Integration

The new leadership team has a proven track record to take undervalued companies, redefine the mission/vision, build innovation and deliver high valuable multiples.

The integration opportunities available to PowerFleet will be an engine for improved GM, profitability and cash flow

(1) Allied Market Research

PowerFleet®

# Large TAM and High Growth Market

## Enterprise IoT market 2019 - 2027

22% Enterprise IoT Market Growth


IOT ANALYTICS
March 2022
Your Global IoT Market Research Partner
Enterprise IoT market 2019–2027
Data as of March 2022
Global Spending on Enterprise IoT Technologies, in $B
600
500
400
300
200
100
0
115
129
158
4%
35%
36%
26%
194
240
295
361
437
525
+12%
+22%
+23%
+22%
2019a
2020a
2021a
2022f
2023f
2024f
2025f
2026f
2027f
IoT Security
IoT Hardware
IoT Services
IoT Software
Total
CAGR
Note: IoT Analytics defines IoT as a network of internet-enabled physical objects. Objects that become internet-enabled (IoT devices) typically interact via embedded systems, some form of network communication, or a combination of edge and cloud computing. The data from IoT-connected devices is often used to create novel end-user applications. Connected personal computers, tablets, and smartphones are not considered IoT, although these may be part of the solution setup. Devices connected via extremely simple connectivity methods, such as radio frequency identification or quick response codes, are not considered IoT devices. a: Actuals, f: Forecast
Source: IoT Analytics Research 2022. We welcome republishing of images but ask for source citation with a link to the original post or company website.

PowerFleet®

# Connected Vehicle Data Buyers

- The global connected car market was valued at $63.03 billion in 2019, and is projected to reach $225.16 billion by 2027, registering a CAGR of 17.1%. (1)

- The existing market for connected vehicle is largely for anonymized insights from vehicles which might be used to give roadway conditions, analyze traffic congestions and trip paths, and provide information from the driver. Connected vehicle data is creating a new set of buyers and personas looking to monetize and create added value servicers. (2)


Insurance
Government
Component Makers
Finance and Investors
Fleets
Advertisers
Auto Dealerships
Concierge and Roadside Assistance
Map and Location Services
Connected Car

1. Allied Marker Research – Connected Car Market Statistics
2. Gartner – Connected Car Data

PowerFleet®

# Industry Tailwinds

- Maturing technologies such as AI, 5G, and cloud as well as the role that IoT plays in reaching sustainability goals.
- The tight global trade market has put a premium on the ability to track key assets that move freight around the world driving high demand.
- Historically, recessions have put a positive spotlight on IoT technologies as companies seek to reduce waste, improve margins and gain competitive advantage during these times.
- In every market where we compete, both geographically and product-wise, we see high growth rates over the next 5 years.
- The current labor shortage is driving rapid adoption of automation technologies that can enhance customer service and deliver on expected demand.





# Proven and powerful innovation will drive SaaS growth in new geographies


KAVAK
.COM

## Car Leasing

Transformed the leasing market in Mexico and South America with PWFL IoT data and analytics.
Manage asset control, payment and location.
Advanced maintenance program based on actual data instead of OEM recommendations lowers cost to maintain fleet.

## Insurance Market

Live data helps AXA understand vehicle usage times, locations and routes.
Heat maps to determine where vehicles are most likely to be robbed or stolen.
Driver data to assign risk profiles and appropriate premiums.
Improved customer loyalty and higher revenue.



## EV Market

Growing EV community to share charging stations.
Real time connection to battery to manage “range anxiety”.
Simultaneously track multiple data points to assist with unique EV safety and maintenance needs.



## Connected Vehicle

Advanced driver safety features, accident alert and business intelligence.
Accident reconstruction.
Real time diagnostics and maintenance planning.
Driver behavior.
40% market share in Israel.



PowerFleet®



PowerFleet®



AVIS®

## Vehicle

Our solution helped launch their connected car solution with advanced fuel management and remote capabilities.
The connected car program has helped improve customer loyalty, efficiency and profitability.



## Logistics

Flexivan was a 2016 start up that is now the #3 player in the global chassis market.
With PowerFleet's IoT data platform solutions, they redefined the chassis market.



## Industrial

Added advanced safety features to our Industrial platform with an AI-based Pedestrian Safety and Warning System.
With Warehouses quickly becoming high traffic, high volume facilities, worker safety is becoming increasingly important.

# Digital transformation and integrated AI SaaS platform lead growth for the future

## IoT Multiple Data Capture Points with Fast Integration

PowerFleet®

Devices and sensors

Third party devices and other asset data mediums bringing rich data an information sets

PowerFleet®

Cognitive Data Engine



PowerFleet®
Transform
AI/ML
Ingest
API Integration

## AI and ML Powered Critical Business Insights

Business Intelligence

Performance Analytics

Advanced Intelligence

Fleet & Asset Management

Video

Safety

Driver Behavior

Modular SaaS Enterprise Applications

ERP

TMS

Billing

Maintenance

Deep Supply Chain system Integrations

(DaaS) Microservices and Extensibility

Real Time IoT Data ⟷ Transformed ⟷ To Solve Complex challenges

# Seamless supply chain integration portfolio

**26**
EV Integrations

**172**
Total Integrations


sodexo
Edenred
MG
CITROËN
SAP
UNITED STATES POSTAL SERVICE
Ring Power CAT
KIA
FLEXIVAN
Powered by AiM360
PEMEX
Puckett CAT
Walmart
McLeod SOFTWARE
PEUGEOT
project44
AVIS
IBM maximo
greenmile
JUNGHEINRICH

# Diverse customer base - high upsell and cross sell

## 8,000

enterprise companies have chosen our combined solutions to power their IoT and M2M mobility needs in both B2B and B2B2C space

Distribution

Manufacturing

Data

Government

Transportation

OEM / Rental

Retail

PowerFleet®

# PowerFleet Reimagined: the new leadership team



CEO
STEVE TOWE

Steve has more than 25 years of strategic leadership experience on the global SaaS IoT and Enterprise Software stage. Most notably, he served as Chief Commercial Officer of Masternaut, a global telematics provider and most recently as President of Aptos, a global leader in omni-channel SaaS retail.



Chief Technology Officer
JIM ZEITUNIAN

Jim brings a wealth of experience in delivering best in class solutions in the supply chain industry, most recently at Llamasoft, an AI-powered supply chain design & planning leader. Jim has a reputation for building world class R&D teams and delivering innovative SaaS solutions on a global scale.



Chief Revenue Officer
PATRICK MALEY

Patrick has a 25-year history helping SaaS software companies drive innovative and effective Go To Market programs that build market awareness and win deals – most recently as CMO at BluJay Solutions, a global trade management software company and President at MAM Software, an ERP solution for the automotive aftermarket.



Chief Transformation Officer
MELISSA INGRAM

Melissa has a strong history driving corporate transformation at global companies such as British Telecom, a multinational telecommunications company and most recently at Aptos, a global leader in omni-channel SaaS retail where she helped drive gross margin expansion, profit improvement and key corporate development initiatives.

# PowerFleet Reimagined: leadership team



**Pointer Israel, CEO**
**Ilan Goldstein**

Over the last 17 years, Ilan has led the Pointer Israel transformation from an SVR focused company to a fleet management company and more recently to a world-class sustainable IoT solutions company. In the process, market share increased from 11% to 40% in Israel.



**SVP Head of Product**
**William Sandoval**

William has 25 years of experience leading product strategy, technological innovation, and product development execution. Prior to PowerFleet, he held leadership positions at Philips, Honeywell and Ingersoll Rand. William has vast international experience leading and working with development teams in Europe, China, and Latin America.



**Pointer Mexico, CEO**
**Eduardo Chavez**

Eduardo joined 6 years ago and led Pointer Mexico into an accelerated growth period, signing several iconic customers wins such as Coca Cola, FEMSA and Brinks. In the last 3 years, Eduardo's team doubled the size of our Mexican operation and have become one of the top and most reliable companies for advanced fleet management in the country.



**Group Financial Leader**
**Joaquin Fong**

Joaquin has over 25 years of experience in accounting including 10 years of experience with PowerFleet. Joaquin began his career in public accounting including KPMG LLP and is a Certified Public Accountant..

# The new PowerFleet – a change in emphasis

PowerFleet – the automotive IoT SaaS company, global leader in Unified Mobile Asset Operations and Seamless Transportation Supply Chain Technologies

We empower critical digital transformation and change in the IoT world through data science and AI innovation and technology focusing on Seamless Supply Chains, Smart Transportation, Connected Vehicles, and Unified Operations

We power our clients through providing critical business insights to keep their mobile workforce safe, to improve their customers' satisfaction, and by optimizing their productivity, efficiency, and business performance

We power up the supply chain partner ecosystem to enable the whole supply chain to be more effective in servicing customers' needs through system integration, data aggregation and combined value propositions to both end customers and industry third parties


LOCK
OPEN
SUNROOF
OPEN
VENT

# Product, software and AI data solutions strategy

# The PowerFleet Evolution

- Creating a unified platform experience
- Module offerings specific to business problems, unified operations, seamless integration leveraging data, AI/ML

- Continued feature expansion
- Actively investing in cloud service providers
- Acquisition of Pointer enabling global fleet expansion


PowerFleet One
Industrial, Fleet, and Logistics
Industrial Business

- Multiple software solutions across a wide spectrum of industrial, fleet and logistics

- Hardware improvements, feature growth and movement to the cloud
- Capabilities fueled through acquisition

- Hardware based business
- On-premise enterprise implementations
- Point specific software solutions

PowerFleet®

# Data First – Capabilities Based Architecture

## Business Intelligence

World class BI tools and solutions solving the market needs of the business problems we are asked to solve.


Data Hub
Centers of Exececllence
Business Intelligence
Core Data
Supply Chain and Vehicle Domains
Data Sharing Services
Enterprise Data Architecture

## People

Enabling people access to the data they need in the manner that they need it.

## Business Solutions

Deep, seamless integration with ERP, partners and integrations around issues like:

- Plan vs Actual
- Purchasing
- Inventory
- Demand
- Warehouse
- Transportation

## Technology

Leveraging modern, containerized technology to enable AI/ML, highly scalable data systems

PowerFleet®

# Delivering value now

Microservice, containerized architecture supported by a rich data pipeline.

IoT verticals

Insights, prescriptive and predictive analytics

Land and expand

All devices and software products under one pane of glass

RoadMap

Independent point products

Modular approach to sales

Modular approach to sales

Data as a Service

Strategy

Leverage existing IP, strangle out tech debt

Deliver value, innovation and differentiation

# Solving Business Challenges

Managing dynamic and volatile changes in fuel cost



Improving safety and security of employees, assets and cargo





Maintaining vehicle and asset health

Adapting to sustainability changes





Meeting compliance and legislative requirements

Unifying business processes and systems





Optimizing resources (people and assets) effectively and efficiently



Executing on your digital business transformation

# Transforming Data to Drive Business Insights


PowerFleet
Business Applications (SaaS)
Business Optimization
Safety & Security
Vehicle & Asset Health
PWFL SOLUTION ECOSYSTEM
Advanced Fuel Management
Regulatory Management
Resource Management
Sustainability
Unified Operations & Services (DaaS)
PWFL Devices & Sensors
3rd Party Devices & Sensors
Vehicle & Infrascturcture OEMs
Integration Data Sources
Data Procesing
IoT transformation
Streaming data
Analytics/Insights
PWFL DATA ACCESS
Native Integration
TMS
TMS (Operations)
Fleet (Operations)
Fuel Operation (Fuel)

# Business Applications (SaaS)


Advanced Fuel Management
Safety & Security
Vehicle & Asset Health
PWFL
Solution
Ecosystem
Sustainability
Regulatory Management
Resource Management
Business Optimization

# Business Unified Operations & Services (DaaS)



PWFL Devices & Sensors
3rd Party Devices & Sensors
Vehicle & Infrastructure OEMs
Integration Data Sources
NORMALIZED DATA
ERP
FINANCE
HR
LOGISTIC MANAGMENT
FUEL
OPERATIONAL PLANNING
PEOPLE
PROCESSES
ASSETS
Connecting & Influencing
CRM
BILLING

## Seamless integration through data insights

- Driving greater operational awareness
- Improving crisis response
- Creating collaboration across functional departments
- Enabling sharing of information
- Coordination of daily activities and processes

PowerFleet®


LOCK
OPEN
SUNROOF
OPEN
VENT

# Product demonstrations

# Unified IoT Data

**Data Democratization**

- Any Device
- Flexibility to Choose
- Rapid Integration | Onboarding


70+
Manufacturers
600+
Devices
EcoSystem
Big Data
Processing

PowerFleet®

# IoT Demo Video

# Safety & Security

## Insurance Claims Management

- Preventing Incidents
- Meeting & Maintaining High Safety Standards
- Reducing Cost

### Accident by Type

- Rear hit by other vehicle
- Rear hit to other vehicle
- Changing lanes
- Sideswiped
- Hit while parked
- Roll over
- Speeding
- Not paying attention
- Other

### Risk Prevention



23%
18%
30%
15%
5%
9%

Preventable
Non-preventable
Questionable
Not determined

### Accidents over Time



8 Accidents Reported
in the last 7 days
Accidents By Hour Of The Day
in the last 12 months
Accidents By Day Of The Week
in the last 12 months

### Accidents by Location



### Accident Probability



### Accident Frequency…



1 Driver With Accidents
of 2 or more in the last 120 days

### Risk by mileage…



Accidents Per Million Miles

### Risk by driver…



Multiple Incidents per Driver
in the last 12 months

### Accident Costs & Risk Mitigation



Accident Average Cost
Accident Expense Trend

PowerFleet®

# Safety & Security

**Incident Response**

- Improving Crisis Response
- Maximizing Visibility
- Gathering Evidence
- Enabling Exoneration

## Collision Data

- Severity
- Vehicle Status
- Rollover event
- Duration
- Speed (before & after)
- Impact direction & location
- Impact G force

## Vehicle Damage Analysis



"Impact of 11.23G at front of vehicle"

## Collision Location & Environmental Conditions



Secaucus
Union City
MANHATTAN
ASTORIA
Empire
277 Bedford Ave, Brooklyn, NY 11211, USA
ELMHURST
New York
BUSHWICK
BROOKLYN

- Temperature
- Weather (Dry, Raining, Snowing)
- Road Type (Rural, Urban)
- Road Conditions (Dry, Wet, Damp)
- Darkness %

## Driver Information & Status

## Vehicle Information

## Event Replay & Video



Event Replay



Speed
X
Y
Z
RMS

Acceleration & Speed Replay



Live & Recorded Video

PowerFleet®

# Advanced Fuel Management

## Fuel Operations

- Managing Cost Volatility
- Understanding Fleet Dynamics
- Reducing Cost

## Fleet Analysis

### Daily Fuel Consumption by Make



Total
Mercedes
Scania
Volvo
5K
0K
Jul 2020
Aug 20...
Sep 2020
Oct 2020
Nov 20...
Dec 2020

### Fuel Consumption by Make/Model



Volvo 9.16%
Scania 16.23%
Mercedes... 68.54%

### Miles, Trips, and MPG by Month



Miles
Trips
MPG
1M
0M
5.5
5.0
1.0M
1.1M
1.0M
1.0M
1.0M
0.6M
5.30
5.30
5.19
0.1M
0.1M
0.1M
0.1M
0.1M
0.0M
Jul 2020
Aug 2020
Sep 2020
Oct 2020
Nov 2020
Dec 2020

### Fuel Level by Day



100
50
0
15
26
Dec 06
Dec 13
Dec 20
Dec 27

### Maneuver Statistics



2K
1K
0K
2422
2415
1669
734
384
551
73
57
36
27
2
Excessive RPM
Speeding
Idling Short
Harsh Acceleration
Idling Long
Off road
Turn & Accelerate

### Fuel Consumption Ranking (Fleet)

| LicencePlate | Gallons | Miles | MPG | Trips | Miles/Trip | Gal/Mile |
|---|---|---|---|---|---|---|
| HR41VZGP | 11056 | 84862 | 7.68 | 2505 | 33.88 | 0.13 |
| HM97XTGP | 6919 | 52530 | 7.59 | 1517 | 34.63 | 0.13 |
| JD39FTGP | 11757 | 87447 | 7.44 | 2115 | 41.35 | 0.13 |
| JC70THGP | 7631 | 56335 | 7.38 | 1873 | 30.08 | 0.14 |
| HCT253FS | 3093 | 22605 | 7.31 | 1552 | 14.56 | 0.14 |

### Fuel Consumption Ranking (Drivers)

| Name | Gallons | Miles | MPG | Trips | Miles/Trip | Gal/Mile | Even |
|---|---|---|---|---|---|---|---|
| Tsabedze | 5737 | 33345 | 5.81 | 1888 | 17.66 | 0.17 | |
| Zulu | 8473 | 46184 | 5.45 | 2545 | 18.15 | 0.18 | |
| Mahlanga | 8142 | 44102 | 5.42 | 2848 | 15.49 | 0.18 | |
| Matcheke | 9036 | 48415 | 5.36 | 3068 | 15.78 | 0.19 | |
| Ndlela | 8669 | 46347 | 5.35 | 3446 | 13.45 | 0.19 | |

PowerFleet®

# Fuel Demo Video

# Sustainability

## EV Connectivity

- Connecting Any EV & EV Infrastructure
- Meeting Sustainability Goals
- Transforming Large Sets of Data to Actionable Insights
- Optimizing TCO

## Location & Routing



277 Bedford Ave, Brooklyn, NY 11211, USA
New York

EV Location



EV Charging Station Location & Routing



Suncoast Parking Garage
11341 Main St • 1.1 mi
Open 24 hours
Level 2
100 kW
150 kW
350 kW

EV Charging Station Detailed Information

## Charging Estimates

| Connection Fee | Cost per KWH | Estimated Cost per Mile | Estimated Charging Time |
|---|---|---|---|

## Charging Actuals

| Charging Time | kWH Added | Miles Added | Charge Cost | Cost per Mile |
|---|---|---|---|---|

## Charge History



100%
CHARGE
0%
00:00
12:00
00:00
12:00

## Cost History



Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

## Sustainability



CO2

## EV Dashboard

- A/C
- Accelerator Pedal Position
- Air Bag Light
- ASR Switch – Anti-Slip Regulator
- Blinker State
- Cable Charger Status
- Connect to ODB Port
- Door Driver
- Door lock status
- Door passenger
- Door rear left/right
- Electric Power Steering Light
- Electronic Stability Program Light
- Head light
- Hood
- Motor Speed
- Parking Brake Switch
- Range Vehicle in KM
- Real-ground vehicle speed
- Red Light Check Engine
- Seat belt
- Serial of ECU
- SOS light
- State of Charge
- Total Vehicle Distance
- TPMS Light 1
- TPMS Light 2
- Transmission selected gear
- Trunk
- Tire Front left pressure
- Tire rear left pressure
- Tire front right pressure
- Tire rear right pressure
- Vehicle Speed

PowerFleet®

# EV Demo Video



# The Reimagined Go To Market and commercial strategy

# Go To Market Strategy



### Brand and Messaging Framework

- Educating the market on the new PowerFleet
- Global, consistent and compelling message and position

### Cross Sell and Upsell

- Leverage our strong and global customer base to increase stickiness and raise ARPU
- Leverage platform investment for to move up the chain and engage the C-suite

### Account Based Everything (ABX)

- Focused and disciplined method to go to market
- Orchestrate the lead to sale process for scale and productivity

### Recruit Talent

- This business is all about people
- Intense focus on finding the right talent to come on the journey

PowerFleet®

# Strong Brand and Messaging Platform


Brand
Technology Framework
Compelling
Consistent
Unique
PowerFleet Solutions
Vertical Market /
Geography Focus
Logistics – Industrial – Fleet –
Leasing – Insurance - Data

# Cross Sell and Upsell to the Customer Base

PowerFleet has a large customer base with high customer satisfaction levels that will invest in the right future solutions. Our platform will help us reach the C-Suite and drive more mission critical and strategic relationships.





## CROSS-SELL

SaaS Applications
API Integrations
Data Solutions

## UP SELL

Additional Users
Upgraded Devices
Consulting Services

PowerFleet®

# Global Account Based Marketing Program

- Account Based Marketing is a scalable, cost effective and far more efficient way to engage with your target audience.
- We will deploy an ABM to allow us to build high performance lead generation campaigns for all target markets around the world.
- The ABM workstream involves the entire sales and marketing organization with clear responsibility for all parties.  We call it Account Based Everything (ABX)!

## Lead Generation
Fishing with nets


Prospects Find You
Interest
Nurture
Lead Conversión

## Account-Based Marketing
Fishing with spears


Account Selection
Contact Identification
Nurturing
Account Conversion

PowerFleet®

# Recruit Top Commercial Talent

- Transformations require top level talent with creativity, drive and insight. We are focused on bringing on top performers that want to be a part of an exciting and career building journey.
- We will be adding SaaS experienced inside and outside sales talent along with digital marketing and content resources across North America, Europe and the Middle East.
- We expect to have the expanded team partly in place by the fall and fully staffed to start the year in 2023.
- The process is in full swing with key new hires expected to be on board in the next few months.





# Customer Success Stories

# SUCCESS PROJECT:

FLEXIVAN™

Powered by AiM360


FLEXI VAN
FDAZ

A 2016 start up, Flexivan has grown to be the 3rd largest player in the chassis industry. They are data scientists at heart and understood the role real-time data can play to transform a sleepy business.

## The Importance of the Chassis in Global Trade

Containers won't move without a chassis and they can be in short supply when peak times hit. This is the difference between having your shipment arrive on time or having it stuck at the port and be left with an unhappy customer. Flexivan understands the need for high chassis availability and uses PowerFleet IoT to drive the data insights needed to meet demand.

## Driving Customer Satisfaction with Real Time Insight and Support

Flexivan is constantly finding new ways to use their IoT data to help improve visibility and service to their customers. They are lowering costs and improving service times which has led to dramatic growth.


FLEXI VAN
FDAZ

"We have been working with PowerFleet since 2016 and consider them a critical partner.

We like where they are going regarding a unified IoT perspective and look forward to using our data to drive deeper insights into our business."



**Nathaniel "Than" Seeds**
**Chief Operating Officer**


Walmart

# SUCCESS PROJECT:

Walmart
Save money. Live better.

## Real Time End to End Visibility

One reason Walmart performed so well during the pandemic demand spikes and whipsaws, was their commitment to using PowerFleet's IoT devices to track containers in real time from origin to destination.

The world's largest retailer continues to drive innovation and demand supply chain excellence. They have been a long-time strategic partner for PowerFleet with 44,000 IoT devices helping track their containers, fleets and industrial assets.

## Asset Utilization

As assets became scarce at ports, Walmart was able to track and improve utilization by using advanced cameras and sensors that ensured assets were not lost, idle or underutilized.

# SUCCESS PROJECT:

AVIS

A market leader in the car rental industry, $5.2 billion Avis does business in 165 countries and partnered with PowerFleet in 2011 to launch their smart car initiative. PowerFleet is a strategic partner and supports the rollout of their connected car program.



QuickPass
Avis' QuickPass program automates the check-in and check-out process for a seamless and contactless experience. It helps improve customer satisfaction and lowers labor costs.

Driving Improvements in Fuel Management
With advanced sensors and technology to track fuel usage and levels when customers return, PowerFleet enables Avis to recoup millions of potentially lost dollars with advanced fuel management.

PowerFleet®

*"Due to strong consumer feedback and efficiency we've seen in our workflow, we are dedicating additional resources to expand our Avis QuickPass offering.*

*For those unfamiliar with this product, it enables our preferred customers upon arrival to select from a choice of vehicles on their phone, proceed directly to their car, and then utilize a unique QR code to exit via our automated Express Exit for a completely contactless experience."*



**Joe Ferraro**
**CEO**
**Avid Budget Group**
**(Earnings Call – May 2022)**

PowerFleet®

# SUCCESS PROJECT:

AXA Seguros is the 2nd largest insurance firm in Mexico. They selected Powerfleet as their technology partner to improve their offering to commercial fleets, through vehicle theft prevention and risk level improvement, as well to increase their profitability in the segment.


AXA SEGUROS

A powerful value proposition for their customers.

With real time data and heat maps to routes where theft is most likely to happen, AXA can notify their customers when they are approaching a dangerous location. Delivering a 20% higher vehicle recovery rate vs. the industry average, AXA offers a very attractive package for the customers that uses the service, through the exemption of the total deductible for theft up to 50%.

Helping improve operations and risk level reduction through advanced telematics.

With the use of sensors, telematics and video technology we are helping their customers to improve driving behavior and prevent accidents. AXA uses all this data for contract renewals and insurance fees to improve their profitability without losing competitiveness.

# SUCCESS PROJECT:

KAVAK .COM

A 2016 start up that took the Mexican car leasing market by storm, this unicorn now boasts an $8b market valuation. Their approach is to use the connected car and real-time data to rethink maintenance, upselling, safety and customer loyalty. PowerFleet is their strategic partner and has been with them from the beginning.

### Building lifetime customers with Connected Car data

Kavak uses data to build a lifetime relationship with their customers and effectively manage a massive fleet. They use live data to build the most efficient maintenance plan and can track the location of their assets with full control over access.

### Helping them to improve their operations.

With the use of our technology they improved their vehicle inventory management, spare parts and maintenance purchases planning. Also, for all their leasing plans, we play a key role in their collection process, from pushing active in-vehicle notifications to immobilizing the vehicle if needed.


auto.
to de tus sueños en kavak.com
KAVAK

KAVAK Customer Snippet June 2022 Video

# Pointer Expertise

**Real-Time Connectivity for Management and Monitoring Purposes**

Stolen Vehicle Recovery (SVR)



FM - Fleet Management



Driver's Behavior (PAUD)



Location-based Services



IoT Solutions



Electric Vehicles



# Inspirational collaboration projects

## Waze

Interface in the start-up phase. Anonymous location of vehicles for identifying traffic loads.

## Decell

An interface for transmitting anonymous information about the potential exposure to an advertising campaign on top of outdoor advertising Billboard.

## NavTec (now ‘here’)

From the Netherlands - mapping in Israel.

## Mobileye

Backup to the optics system in the autonomous vehicle according to regulatory requirements. Pointer sending the traffic light status.

## Microsoft

Developing a Driver Behavior Algorithm for insurance companies.
Pointer provided anonymous daily information of 70 million driving events.

# Israel Innovation Center – use cases

PowerFleet®

# Innovation - Pointer IoT

## Israel Case Studies



A leading ag-tech company that develops innovative “vertical fields” solutions for the urban ecosystem. (Ultraviolet & Humidity)



The Ministry of Health launched an operation that was carried out in a race against time to vaccinate children for COVID-19.



Pharmaceutical trading house company – storage and transportation of medicines and drugs for pets and other animals.



One of Israel's biggest healthcare providers, Maccabi HMO, tracking cooling boxes containing pathological samples. Inland shipments from healthcare centers to a central lab.


POLICE

# SUCCESS PROJECT:

The Israeli Police contracted with PowerFleet to help manage their 7,500 police vehicles for the next four years – comprised of 61 different vehicle types. PowerFleet's Fleet Management meets the incredibly varied needs of this high-performance security organization.

### Automated Intelligence for Optimal Performance

The solution also includes real-time alerts for leaving a pre-defined area or geofence and speeding as well as a dedicated in-car driver interface in some of the vehicles for documenting private travel.

### Real Time Tracking

The solution will provide travel logs, using geo-tracking, to record all vehicle events including engine on/off status, location, vehicle movement, route, speed, time spent parked and battery status.

# Electric Vehicle

137 different parameters by monitoring diagnostics

The engineers from the automaker Geely were amazed by Pointer's monitoring capabilities

- All through one telematics unit, Pointer “CelloCan”.
- Includes critical battery status.
- The data is transferred to the cloud.
- Allows the manufacturer to investigate an epidemic fault in additional vehicles – prevention event.
- Sending alerts regarding dangerous faults and performing a recall.



# Cyber alert and prevention

Enigmatos & Arilu



FRAUD ALERT

Israel Regulation by 2025

Trucks carrying hazardous materials

Buses

Private vehicles

NOW IS THE TIME TO GET INTO THE CYBER FIELD

Cyber Protected Bus

Dan, one of Israel's largest transportation companies, will invest in the cyber company Enigmatos and will be the first in the world to protect its bus fleet from cyber attacks



Enigmatos brings cybersecurity into your vehicle
STARTUP AWARDS FINALIST





IAI | About | Defense | Commercial | Cyber & HLS | News & Media | C

## IAI Will Lead Consortium to Establish and Run Israel's National Cyber Infrastructure Center for Intelligent Traffic & Transportation Systems

Apr 20, 2021

**The center will be built in cooperation with the Israeli Ministry of Transportation, the Israel National Cyber Directorate and Ayalon Highways**

Israel Aerospace Industries (IAI) will lead a consortium of companies to establish and operate the National Cyber Infrastructure Center for Intelligent Traffic & Transportation Systems (ITS), to be located in the city of Beersheba. The consortium will work in cooperation with the Israeli Ministry of Transportation, the Ayalon Highways Company and Israel's National Cyber Directorate. The consortium, led by IAI, includes Enigmatos, Alstom and IBI Group, as well as the University of Ben-Gurion in the Negev, as a strategic partner.

# Strauss group– the dairy Industry

A huge potential for the IoT future

Senior Manager at Danone group: “The Nano & MultiSense solution is so simple and so smart. A genius solution”







You must look behind the wall









# Defibrillators Project

Because it’s crucial to “get out of the box”

It all started with a visit to the MDA call center




MAGEN DAVID ADOM IN ISRAEL
מגן דוד אדום בישראל
במקרה חירום ולפתיחת הארון
התקשר
101
MAGEN DAVID ADOM IN ISRAEL
מגן דוד אדום בישראל
מכשיר החייאה דפיברילטור



1,500 boxes type A: 5 year agreement

2,500 boxes type B: 1 year agreement

Additional 2,000 units planned for 2022

PowerFleet®



# Business improvement plan

# Why change?

- Solidify the foundations of the business
- Build on strong heritage – great solution set, committed team, huge potential to grow in new markets
- Complete the acquisition – systems and processes for maximum efficiency
- Global organization structure and functions, common culture and goals, common metrics and cadence
- Use our global purchasing power and consolidate partnerships
- Address price inflation in supply chain
- Create sustainable profit improvement
- Prepare for next phase of scale and growth



# Profit improvement plan focus areas

PowerFleet®

### Systems and platforms

- Complete integration
- Better visibility, control and ability to forecast
- Enables efficient, effective team

### Hosting and tooling

- Smaller number of cloud partners
- Optimize usage
- Common tools
- Foundations for scale

### Third party spend

- Leverage global buying power as “One PowerFleet”
- Strategic partners for the future



### Freight spend

- Reduce urgent air freight
- Switch from air to sea
- Local manufacturing and assembly

### Facilities

- Right size for the modern world
- Reduce under-utilized space

### Product value engineering

- Re-design products to reduce component costs
- Remove unused components from product design

# The Target

PowerFleet®

| Revenue | Recurring Revenue | Gross Profit | Adjusted EBITDA |
|---|---|---|---|
| **$200m+** | **50%** | **55%** | **25%** |
| | $100m | $110m | $50m |

PowerFleet®

# Investor Day

June 14, 2022

